UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2016

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On December 7, 2016, EPR Properties (the "Company") will file with the Securities and Exchange Commission (the "SEC") a preliminary prospectus supplement in connection with a proposed underwritten public offering of a new series of its senior notes (the "Senior Notes"). The offering is being made pursuant to a prospectus supplement and an accompanying prospectus filed as part of an effective "shelf" registration statement filed with the SEC on Form S-3.
The preliminary prospectus supplement includes a discussion of the Company's recent developments and the proposed use of proceeds of the offering as described below.
Recent Developments
Investments
As of December 2, 2016, the Company's investment spending in its operating segments since September 30, 2016 totaled approximately $111.6 million, and included investments in each of its four reportable operating segments.

•
Entertainment-investment spending since September 30, 2016 totaled approximately $47.9 million, and related primarily to the acquisition of one theatre property and spending on build-to-suit development and redevelopment of megaplex theatres, entertainment retail centers and family entertainment centers.

•
Education-investment spending since September 30, 2016 totaled approximately $33.6 million, and related primarily to spending on build-to-suit development and redevelopment of public charter schools, early education centers and private schools as well as the acquisition of one early education center.

•
Recreation-investment spending since September 30, 2016 totaled approximately $30.0 million, and related primarily to spending on build-to-suit development of golf entertainment complexes and waterparks as well as the redevelopment of a ski park.

•	Other-investment spending since September 30, 2016 totaled approximately $0.1 million and was related to the Adelaar casino and resort project in Sullivan County, New York.

Portfolio Investment

The Company is currently in negotiations with a borrower (the "School Borrower") regarding potential mortgage loans of up to $145.0 million secured by a portfolio of early childhood education centers and private schools. The investment is expected to consist of an initial loan of $100.0 million secured by 20 properties, followed by one or more additional loans in an aggregate amount of up to $45.0 million to be used by the School Borrower to acquire up to an additional eight properties. Each of the loans will be fully secured by the entire portfolio of properties and subject to cross-default provisions. The mortgage loans are expected to mature in 25 years, with five five-year renewal terms at the option of the School Borrower. During the first ten years of the term of the mortgage loans, the School Borrower will have the option to convert the mortgage loans into triple-net leases of the properties. This transaction is anticipated to close in December 2016 and is contingent upon the negotiation and execution of the definitive agreements, due diligence and other customary closing conditions. The Company cannot assure you that the transaction will be completed on the terms described above or at all.
Use of Proceeds
The preliminary prospectus supplement also discloses that the Company intends to use the net proceeds from the offering to repay the outstanding principal balance of the Company's unsecured revolving credit facility (which had an outstanding balance of approximately $290.0 million at December 2, 2016) and the remaining amount of net proceeds for general business purposes, which may include funding the Company's ongoing pipeline of acquisition and build-to-suit projects, including the opportunity described above. Pending application of any portion of the net proceeds from the offering to the uses described above, the Company may invest such proceeds in interest-bearing accounts and short-term interest-bearing securities which are consistent with its qualification as a REIT under the Internal Revenue Code of 1986, as amended.
The information in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
THIS REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY'S PLANNED ISSUANCE OF THE SENIOR NOTES AND ITS INTENDED USE OF THE PROCEEDS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY'S FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD-LOOKING STATEMENTS.
Item 8.01 Other Events.

Since December 31, 2015, certain subsidiaries of EPR Properties (the "Company") have executed supplemental indentures pursuant to which they agreed to guarantee the Company's indebtedness under the Company's unsecured credit facilities and senior unsecured notes on the same terms as the existing subsidiary guarantors. As a result, the composition of the Company's guarantor and non-guarantor subsidiaries has changed from the composition reflected in Note 21 of the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission (the "SEC") on February 25, 2016 (the "Form 10-K"). The information in Note 21 included in the Form 10-K reflected the composition of the Company's guarantor and non-guarantor subsidiaries as of December 31, 2015.

In connection with the filing of a post-effective amendment to the Company's existing Form S-3 "shelf" registration statement, File No. 333-211812 (the "Registration Statement") by the Company and its current guarantor subsidiaries, the Company is filing this Current Report on Form 8-K in order to provide historical financial information required to be included or incorporated by reference in the Registration Statement by Rule 3-10 of Regulation S-X with respect to the current composition of its guarantor and non-guarantor subsidiaries. Accordingly, Exhibit 99.1is filed hereto, and incorporated by reference herein, to include the Company's recast audited Consolidated Financial Statements, including the report of independent registered public accounting firm, together with Item 9A of the Form 10-K. The recast audited Consolidated Financial Statements filed herewith are identical to the Consolidated Financial Statements included in the Form 10-K, except for the updated supplemental guarantor financial information set forth in Note 21 therein, and are presented in connection with the requirements of Rule 3-10 of Regulation S-X and do not amend or restate any of the Company's previously issued financial statements. The recast audited Consolidated Financial Statements present information as of the dates and for the periods set forth therein. Except with respect to the change in the composition of the Company's guarantor and non-guarantor subsidiaries, no attempt has been made to modify or update other disclosures presented in the audited Consolidated Financial Statements that may have been affected by subsequent events.

The information included in this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the other filings the Company made with the SEC subsequent to the filing of the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23	Consent of KPMG LLP

99.1
Consolidated Financial Statements of EPR Properties and Subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013, modified from the financial statements included in the Form 10-K solely to recast Note 21, together with Item 9A of the Form 10-K

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Executive Vice President, Treasurer and Chief Financial Officer
Date: December 7, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

23	Consent of KPMG LLP

99.1
Consolidated Financial Statements of EPR Properties and Subsidiaries as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014, and 2013, modified from the financial statements included in the Form 10-K solely to recast Note 21, together with Item 9A of the Form 10-K

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase